(File Nos. 811-8529; 333-41461)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
        []     Preliminary Proxy Statement
        [ X ]  Definitive Proxy Statement
        [   ]  Definitive Additional Materials
        [   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 MEMORIAL FUNDS
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [X]      No Fee Required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                  4)     Proposed maximum aggregate value of transaction:

                  5)     Total fee paid:

         [   ]    Check  box if any  part of the fee is  offset as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                  2)       Form, Schedule or Registration Statement No.:

                  3)       Filing Party:

                  4)       Date Filed:

                                 MEMORIAL FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


May 1, 2001

Dear Shareholder:

         The Board of Trustees of Memorial Funds (the "Trust") has called a special meeting of shareholders of Corporate Bond Fund, Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund" and collectively, the "Funds"). The meeting is scheduled to be held on May 25, 2001. The Proxy Statement contains three proposals. Shareholders of each Fund are being asked to vote on Proposals 1 and 2. Shareholders of Corporate Bond Fund only are being asked to vote on Proposal 3. Please take the time to read these materials and cast your vote, as the proposals to be voted on are important to the Funds and to you as a shareholder.
         SHAREHOLDERS OF ALL FUNDS:
         In Proposal 1, the Board of Trustees of the Trust (the "Board") asks you to approve a new investment advisory agreement (the "MIA Agreement") between the Trust and Memorial Investment Advisors, Inc. ("MIA").
         MIA has served as the adviser for each Fund since January 1, 2001 pursuant to an interim advisory agreement between the Trust and MIA (the
"Interim MIA Agreement"). MIA became the adviser for the Funds upon the resignation of Forum Investment Advisors, LLC ("FIA"). The Interim Agreement has substantially the same terms as the investment advisory agreement between FIA and the Trust. If the shareholders approve the MIA Agreement, MIA will continue to serve as the adviser for all of the Funds for an initial term of two years. The MIA Agreement will have substantially the same terms, including fees, as both the current investment advisory agreement between the Trust and FIA and the Interim Agreement.
         In Proposal 2, the Board asks you to approve a new policy of each Fund permitting MIA to hire and terminate subadvisers of a Fund and modify subadvisory agreements without seeking shareholder approval. This policy will permit MIA to manage the Funds more efficiently and change subadvisers more easily, without the expense and delay associated with seeking shareholder approval for such matters.
         SHAREHOLDERS OF CORPORATE BOND FUND ONLY:
         In Proposal 3, the Board asks you to approve a new investment subadvisory agreement for Corporate Bond Fund between the Trust and American General Investment Management, L.P. ("American General"). American General has served as the Corporate Bond Fund's subadviser since January 1, 2001, pursuant to an interim subadvisory agreement between the Trust and American General (the "American General Interim Agreement"). Prior to January 1, 2001, the Corporate Bond Fund's subadviser was Conseco Capital Management, Inc. ("Conseco").
         If the shareholders approve the new investment subadvisory agreement, American General will continue to serve as the investment subadviser for Corporate Bond Fund. The new investment subadvisory agreement will have substantially the same terms, including fees, as both the investment subadvisory agreement between the Trust and Conseco and the American General Interim Agreement.
         THE BOARD RECOMMENDS THAT SHAREHOLDERS OF ALL FUNDS APPROVE PROPOSALS 1 AND 2 AND THAT SHAREHOLDERS OF CORPORATE BOND FUND APPROVE PROPOSAL 3. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MAY 24, 2001. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT (888) 263-5593.
         We appreciate your participation and prompt response and thank you for your continued support.


                                        Sincerely,

                                        /s/ Christopher W. Hamm

                                        Christopher W. Hamm
                                        President and Chairman of the Board
                                        of the Trustees

                                 MEMORIAL FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2001


To the Shareholders of the Funds:

         Notice is hereby given that a special meeting of Shareholders (the "Meeting") of Corporate Bond Fund, Government Bond Fund, Growth Equity Fund and Value Equity Fund (collectively the "Funds"), four series of Memorial Funds (the "Trust"), will be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 on May 25, 2001 at 10:00 a.m. (Eastern time). The purpose of the Meeting is:

          1. To approve a new Investment Advisory Agreement between the Trust and Memorial Investment Advisors, Inc. ("MIA") for all the Funds;

          2. To approve a new policy for each Fund permitting MIA to hire and terminate subadvisers of a Fund and modify subadvisory agreements without seeking shareholder approval;

          3. To approve a new Investment Subadvisory Agreement between the Trust and American General Investment Management, L.P. for Corporate Bond Fund; and

          4. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has fixed the close of business on April 16, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Please carefully read the accompanying proxy statement.

                                        By order of the Board of Trustees,

                                        /s/ D. Blaine Riggle

                                        D. Blaine Riggle
                                        Secretary

Portland, Maine
May 1, 2001

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                 MEMORIAL FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Trustees of Memorial Funds (the "Trust"), a Delaware business trust, on behalf of Corporate Bond Fund, Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund" and collectively, the "Funds"). The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at the special meeting of Shareholders (the "Meeting") of the Funds to be held at the offices of the Trust's administrator, Forum Administrative Services, LLC ("Forum"), Two Portland Square, Portland, Maine 04101 on May 25, 2001, at 10:00 a.m. (Eastern
time), and any adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about May 1, 2001.
         The Trust's Annual Report to shareholders for the period ended December 31, 2000, that includes financial statements for the Funds, has previously been mailed to shareholders. Shareholders may request a copy of the Annual Report without charge by calling the Funds' distributor, Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, at 888-263-5593.
         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Forum or their affiliates. Memorial Investment Advisors, Inc. will bear all of the costs of the Meeting and the preparation, printing and mailing of this proxy statement and of proxies.

PURPOSE OF MEETING

          The Meeting is being called:

          1.  To  approve  a  new  Investment   Advisory   Agreement  (the  "MIA
Agreement") between the Trust and Memorial Investment Advisors, Inc. ("MIA") for all the Funds.

          2. To approve a new policy for each Fund permitting MIA to hire and terminate subadvisers for a Fund and modify subadvisory arrangements without seeking shareholder approval.

          3. To approve a new  Investment  Subadvisory  Agreement (the "American
General   Agreement")   between  the  Trust  and  American  General   Investment
Management, L.P. ("American General") for Corporate Bond Fund.

          4. To transact such other business as may properly come before the Meeting.

DESCRIPTION OF VOTING
         Approval of each proposal for a Fund requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or
(b) more than 50% of the outstanding shares of the Fund.
         Shareholders of record at the close of business on April 16, 2001, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date there were 11,456,542.973 shares outstanding of the Funds (Growth Equity Fund -
2,143,513.764; Value Equity Fund -1,435,266.694; Corporate Bond Fund - 4,953,775.057; Government Bond Fund - 2,923,987.458). As of the Record Date, all Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of any or all the Funds. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of each Fund:

5% SHAREHOLDERS
GROWTH EQUITY FUND

----------------------------------------------- ---------------------- ---------------------- -----------------------
NAME/ADDRESS                                    SHARES                                        PERCENTAGE  OF  SHARES
                                                                                              OF THE FUND
---------------------------------------------------------------------------------------------------------------------
Southwest Guaranty Trust Company                          585,848.814                                        27.331%
Fiduciary -SCI- Merchandise
10411 Westheimer Suite 200
Houston, TX 77042
---------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank Minnesota TTEE FBO                       324,817.881                                        15.154%
TX Prepaid Funeral FD A/C 13497900
PO Box 1533
Minneapolis, MN 55480
---------------------------------------------------------------------------------------------------------------------
Southwest Guaranty Trust Company                          274,408.469                                        12.802%
Fiduciary -SCI- Merchandise
10411 Westheimer Suite 200
Houston, TX 77042
---------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc-Mutual FD                         202,456.777                                         9.445%
SPL CSTDY A-C For BNFT CUST
101 Montgomery Street
San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
Southwest Guaranty Trust Company                          109,695.602                                         5.118%
Fiduciary -SCI- Merchandise
10411 Westheimer Suite 200
Houston, TX 77042
---------------------------------------------------------------------------------------------------------------------

5% SHAREHOLDERS
VALUE EQUITY FUND

---------------------------------------------- ----------------------- ---------------------- -----------------------
NAME/ADDRESS                                   SHARES                                         PERCENTAGE  OF  SHARES
                                                                                              OF THE FUND
---------------------------------------------------------------------------------------------------------------------
Southwest Guaranty Trust Company                          709,181.314                                        49.411%
Fiduciary -SCI- Merchandise
10411 Westheimer Suite 200
Houston, TX 77042
---------------------------------------------------------------------------------------------------------------------
Southwest Guaranty Trust Company                          317,311.925                                        22.108%
Fiduciary -SCI- Merchandise
10411 Westheimer Suite 200
Houston, TX 77042
---------------------------------------------------------------------------------------------------------------------
US Bank National Association Cust FBO                     102,728.969                                         7.157%
VAR & CO UAD 6/13/2000
PO Box 64010
Attn: Mutual Fund Dept
St Paul, MN 55164-0010
---------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank MN TTEE FBO                              102,669.405                                         7.153%
TX Prepaid Funeral Non-Grantor
A/C 13497900
PO Box 1533
Minneapolis, MN 55480
---------------------------------------------------------------------------------------------------------------------
FIRSTOAK & CO FBO                                          73,673.467                                         5.133%
SCI Management Corp Merchandise TR
First United Bank & Trust
PO Box 557
Oakland, MD 21550
---------------------------------------------------------------------------------------------------------------------
FIRSTOAK & CO FBO                                          73,014.019                                         5.087%
SCI Management Corp Funeral Trusts
First United Bank & Trust
PO Box 557
Oakland, MD 21550
---------------------------------------------------------------------------------------------------------------------

5% SHAREHOLDERS
CORPORATE BOND FUND

----------------------------------------------- ---------------------- ---------------------- -----------------------
NAME/ADDRESS                                    SHARES                                        PERCENTAGE  OF  SHARES
                                                                                              OF THE FUND
---------------------------------------------------------------------------------------------------------------------
Southwest Guaranty Trust Company                        1,224,123.664                                        24.711%
Fiduciary -SCI- Merchandise
10411 Westheimer Suite 200
Houston, TX 77042
---------------------------------------------------------------------------------------------------------------------
Miter & Co                                                923,657.029                                        18.646%
FBO Chicago Trust Co - SCI EC
CO Marshall & Ilsley Trust
PO Box 2977
Milwaukee, WI 53202
---------------------------------------------------------------------------------------------------------------------
CENCO                                                     870,759.320                                        17.578%
PO Box 10566
Attn: AMG 7th Floor
Birmingham, AL 35296

---------------------------------------------------------------------------------------------------------------------
Southwest Guaranty Trust Company                          654,085.007                                        13.204%
Fiduciary-SCI-Endowment
10411 Westheimer Suite 200
Houston, TX 77042
---------------------------------------------------------------------------------------------------------------------
Post & Co A-C 120180                                       411937.580                                         8.316%
CO The Bank of New York
Mutual Fund Reorg Dept
PO Box 1066 Wall Street Station
New York, NY 10268
---------------------------------------------------------------------------------------------------------------------
Southwest Guaranty Trust Company                           401796.667                                         8.111%
Fiduciary-SCI-Endowment
10411 Westheimer Suite 200
Houston, TX 77042
---------------------------------------------------------------------------------------------------------------------


5% SHAREHOLDERS
GOVERNMENT BOND FUND

----------------------------------------------- ---------------------- ---------------------- -----------------------
NAME/ADDRESS                                    SHARES                                        PERCENTAGE  OF  SHARES
                                                                                              OF THE FUND
---------------------------------------------------------------------------------------------------------------------
First Union National Bank TTEE                            964,261.622                                        32.978%
FBO SCI Endowment Care Trusts
1525 West WT Harris BLVD CMG NC 1151
Charlotte, NC 28288
---------------------------------------------------------------------------------------------------------------------
CNOM & CO                                                 555,706.456                                        19.005%
CO Nationsbank
Attn: MFO-CNOM
PO Box 831575
Dallas, TX 75283-1575
---------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank Minnesota TTEE FBO                       398,920.312                                        13.643%
TX Prepaid Funeral FD A/C 13497900
PO Box 1533
Minneapolis, MN 55480
---------------------------------------------------------------------------------------------------------------------
Bank of America NA Administrator                          337,609.171                                        11.546%
SEI Pooled Investment FD For or
P/N Funeral SRVCS Cont TR FD Affl
Funeral HM U/A Dated 02/01/01
PO Box 831575
Dallas, TX 75283-1575
---------------------------------------------------------------------------------------------------------------------

         Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Funds at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Funds at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.
         For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST a proposal.
         IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment. A shareholder vote may be taken prior to adjournment if sufficient votes have been received and it is otherwise appropriate.
         Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC, the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting.

                                  PROPOSAL ONE
                           APPROVAL OR DISAPPROVAL OF
                       A NEW INVESTMENT ADVISORY AGREEMENT
              (NOTE: SHAREHOLDERS OF ALL FUNDS VOTE ON PROPOSAL 1)

         Shareholders of the Funds are being asked to approve the MIA Agreement so that MIA may serve as each Fund's investment adviser. Forum Investment Advisors, LLC ("FIA"), which is located at Two Portland Square, Portland, Maine 04101, served as investment adviser to the Funds pursuant to an Investment Advisory Agreement dated March 13, 1998, between the Trust and FIA (the "FIA Agreement"). The FIA Agreement was unanimously approved by the Trust's Board of Trustees at a meeting held on March 9, 1998 and by the written consent dated March 10, 1998 of the initial shareholder of the Funds in lieu of a shareholders' meeting. It was last renewed at the Trust's annual Board meeting on February 29, 2000.
         FIA served as each Fund's investment adviser until December 31, 2000. On January 1, 2001, MIA replaced FIA as each Fund's investment adviser under an interim advisory agreement (the "Interim MIA Agreement") that is substantially similar to the FIA Agreement. Fund shareholders are now being asked to approve the MIA Agreement for MIA to remain as each Fund's adviser. The MIA Agreement was unanimously approved by the Trust's Board at a meeting held on November 6, 2000. FIA has decided to redirect its investment resources towards other mutual fund families including its proprietary fund families, Forum Funds and Core Trust (Delaware). Accordingly, the Trustees determined that it was in the best interests of the Funds not to renew the FIA Agreement and to retain MIA as each Fund's adviser.Accordingly, the Trustees determined that it was in the best interests of the Funds not to renew the FIA Agreement and to retain MIA as each Fund's adviser.
         If each Fund's shareholders approve the MIA Agreement, MIA will remain the investment adviser to each Fund. The form of the MIA Agreement is attached as Exhibit A. The MIA Agreement is identical in all material respects to the FIA Agreement and the Interim MIA Agreement and will permit the Funds to employ an investment strategy under which MIA will serve as a "manager of managers" for the Funds.
         If the MIA Agreement is approved by each Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case
(ii) by a majority of the Trustees who are not parties to the MIA Agreement or interested persons of any such party (other than as Trustees of the Trust). If the shareholders of the Funds approve the MIA Agreement, MIA will continue to serve as the investment adviser for the Funds. The selection of MIA will permit the Funds to employ an investment strategy under which MIA will serve as a "manager of managers" for the Funds. MIA will supervise the investments made by each Fund's investment subadviser and will determine the allocation of Fund assets among the various subadvisers for a Fund. At the Board of Trustees meeting on November 6, 2000, MIA discussed its experience in investment management and qualifications for the management of the Funds. MIA explained how the investment experience of its personnel would be used to help meet the investment objectives and needs of the investors in the Funds. The Board of Trustees and MIA believe that MIA will provide the Funds the same high level of services provided by FIA. If the shareholders of a Fund do not approve the MIA Agreement, MIA will no longer serve as the adviser for that Fund and the Board of Trustees will consider other options that may be available.


DISCUSSION OF THE MIA AGREEMENT AND THE FIA AGREEMENT
         Under the terms of the MIA Agreement, MIA has responsibility for the investment and reinvestment of the assets of the Funds. MIA is authorized to place orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers may be determined by research and trading services provided along with the best execution available for the client. Commissions may also be used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. MIA will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting portfolio transactions for the Funds. MIA will also furnish to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Funds. At its own expense, MIA may carry out any of its obligations under each Agreement by employing, subject to the direction and control of the Board of Trustees, one or more investment subadvisers. Each subadviser's employment must be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. MIA will be responsible for communicating performance targets and evaluations to the subadvisers, supervising each subadviser's compliance with the Fund's investment objectives and policies, as well as authorizing the subadviser to engage in certain investment techniques for the Funds. Additionally MIA will recommend to the Board whether the agreements with subadvisers should be renewed, modified or terminated. MIA also may from time to time recommend that the Fund replace one or more or appoint additional subadvisers, depending on MIA's assessment of what combination of subadvisers it believes will optimize each Fund's chances of achieving its investment objective. In the event that a subadviser ceased to provide investment advisory services for a Fund, the investment adviser would recommend to the Board a similarly qualified person to replace the subadviser, but would not manage the Fund's portfolio.
         The terms of the MIA Agreement are substantially identical to those of the FIA Agreement, except that the MIA Agreement will permit MIA to employ an investment strategy under which MIA will serve as a "manager of managers." Under this strategy, MIA would supervise the investments made by each Fund's subadviser and will determine the allocation of Fund assets among the various subadvisers for a Fund.
         The MIA Agreement and the FIA Agreement each provide that the investment adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the agreements do not protect the investment adviser against any liability to the Trust to which the investment adviser would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements.
         The MIA Agreement and the FIA Agreement are each terminable with respect to a Fund without the payment of a penalty by the Board of Trustees, by a vote of a majority of the voting securities (as defined by the

1940 Act) of the applicable Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and will terminate immediately upon its assignment. The terms of the MIA Agreement and the FIA Agreement each obligate MIA and FIA, respectively, to manage the Funds in accordance with applicable laws and regulations. The provision of investment advisory services by MIA or FIA to the Funds is not exclusive under the terms of the Agreements. MIA and FIA are free to and do render investment advisory services to others. See "Information About MIA" below.

ADVISORY FEES
         Under the FIA Agreement, FIA received an advisory fee at an annual rate of 0.05% of the average daily net assets of Value Equity Fund and Growth Equity Fund and 0.03% of the average daily net assets of the Corporate Bond Fund and Government Bond Fund. For the fiscal year ended December 31, 2000, the Funds paid FIA $86,037.74 in advisory fees under the FIA Agreement ($16,398.76 for Government Bond Fund; $37,401.84 for Corporate Bond Fund; $17,602.80 for Growth Equity Fund and $14,634.05 for Value Equity Fund). Out of this fee, FIA paid Capital Resource Advisors ("CRA", formerly, Wellesley Group, Inc.), the investment consultant to the Funds, a fee equal to 0.02% of the average daily net assets of each Fund, or $48,781.93 ($10,932.52 for Government Bond Fund; $24,934.55 for Corporate Bond Fund; $7,041.12 for Growth Equity Fund and $5,853.73 for Value Equity Fund). Including this payment to CRA, FIA retained $37,255.81. Under the Interim MIA Agreement, American General receives from the Funds an advisory fee at the annual rate of 0.05% of the average daily net assets of Value Equity Fund and Growth Equity Fund and 0.03% of the average daily net assets of the Corporate Bond Fund and Government Bond Fund. Out of this fee, MIA pays to CRA a fee equal to 0.02% of the average daily net assets of each Fund. Under the MIA Agreement, MIA would receive from each Fund an advisory fee at the same annual rate of 0.05% of the average daily net assets of Value Equity Fund and Growth Equity Fund and 0.03% of the average daily net assets of the Corporate Bond Fund and Government Bond Fund. Out of this fee, MIA will pay to CRA a fee equal to 0.02% of the average daily net assets of each Fund.

INFORMATION ABOUT MIA
         MIA, located at 5847 San Felipe, Suite 875, Houston, Texas 77057-3011, is a Delaware corporation that was incorporated on September 28, 1998. It is registered as an investment adviser under the Investment Advisers Act of 1940. MIA does not serve as investment adviser for any other registered investment companies. Its principals are Christopher W. Hamm (President and Chief Executive Officer), James Leo Sullivan (Vice President and Chief Investment Officer) and Larry Oran Knowles (Vice President and Chief Financial Officer). Mr. Hamm attended Texas Tech University in Lubbock, Texas. Prior to establishing MIA, Mr. Hamm was an Executive Director from 1996 to 1998 for CIBC Oppenheimer in Houston, Texas and a Vice President from 1993 to 1996 for Paine Webber in Houston, Texas. Mr. Sullivan received his B.A. and M.B.A from the University of Texas in Austin, Texas. Prior to joining MIA, Mr. Sullivan was an Executive Director from 1996 to 1998 for CIBC Oppenheimer in Houston,

Texas and from 1995 to 1996 was an Investment Executive for Paine Webber in Houston, Texas and the President of Sullivan Money Management in Houston, Texas. Prior to joining MIA, Mr. Knowles owned from 1992 to 1998 his own financial consulting business, Larry O. Knowles Financial Services, in Houston, Texas. Mr. Hamm, who owns 100% of MIA, is also Chairman of the Board of Trustees and President of the Trust. During the Funds' most recently completed fiscal year, none of the other Trustees engaged in a purchase or sale of the securities of MIA or any of its subsidiaries.

EVALUATION BY THE BOARD OF TRUSTEES
         On November 6, 2000, the Board of Trustees met and discussed the proposed transaction and its possible effect on the Trust, the Funds and their shareholders and evaluated the MIA Agreement. Based upon its review, the Board of Trustees concluded that the MIA Agreement is reasonable, fair and in the best interests of the Funds and their shareholders.
         In approving the MIA Agreement, the Board considered, among other things, the capacities and resources of MIA to provide advisory services to the Funds, the terms of the MIA Agreement, the fees to be charged under the MIA Agreement and the ability of MIA to monitor the performance of the Fund's subadvisers. The Board took into account the fact that FIA had determined that FIA would no longer serve as the adviser for the Funds. The Board evaluated the ability of MIA to employ an investment strategy under which MIA would serve as a "manager of managers" for the Funds. Representatives of MIA gave a presentation to the Board in which they discussed the experience and qualifications of MIA investment professionals and the ability of those professionals to allocate assets among the various subadvisers for the Funds and supervise the investments made for the Funds by the subadvisers. The Board also considered MIA's responses to a questionnaire regarding MIA's advisory business that was included with the Board's materials. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board of Trustees unanimously approved the MIA Agreement and voted to recommend its approval by the Funds' shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL ONE.

                                  PROPOSAL TWO
              APPROVAL OF A PROPOSAL FOR MIA TO HIRE AND TERMINATE
             SUBADVISERS AND MODIFY SUBADVISORY AGREEMENTS WITHOUT
                              SHAREHOLDER APPROVAL
              (NOTE: SHAREHOLDERS OF ALL FUNDS VOTE ON PROPOSAL 2)

       The Funds are proposing to permit MIA to enter into, terminate, or modify subadvisory agreements on behalf of each Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required under Section 15 of the 1940 Act.
         Section 15 of the 1940 Act requires that the shareholders of a fund approve the fund's subadvisory agreements and any material amendments thereto. The Trust and MIA have submitted an application to the

Securities and Exchange Commission for an order (the "SEC Order") exempting the Trust, on behalf of each of the Funds, and MIA from certain provisions of the 1940 Act to permit MIA to hire new subadvisers, terminate subadvisers, and modify subadvisory agreements without the prior approval of shareholders. By eliminating the requirement to obtain shareholder approval for these matters, MIA would have greater flexibility in managing subadvisers, and shareholders would save the considerable expenses involved when a Fund seeks shareholder approval, such as soliciting proxies and holding a shareholder meeting. To obtain the SEC Order, MIA and the Trust would agree to the following conditions:

     (1) Before a Fund may rely on the SEC Order the Fund's ability to hire and terminate subadvisers and modify subadvisory agreements without prior shareholder approval must be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     (2) The Fund must disclose in its prospectus the existence, substance, and effect of the SEC order.

     (3) Within ninety (90) days of the hiring of any new subadviser, shareholders will be furnished all information about a new subadviser that would be contained in a proxy statement, except that only aggregate advisory fees need be disclosed.

     (4) MIA will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of MIA or the Trust (other than by reason of serving as a subadviser to one or more Funds (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

     (5) At all times, a majority of the Trust's Board will consist of Trustees who are not "interested persons" of the Trust or MIA, (as defined in the 1940 Act) ("Independent Trustees") and the nomination of new or additional Independent Trustees will be placed with the discretion of the then existing Independent Trustees.

     (6) When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Trust's Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Trust's Board minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or the subadviser derives an inappropriate advantage.

     (7)  Independent counsel knowledgeable about the 1940 Act and the duties of
          Independent   Trustees  will  be  engaged  to  represent  the  Trust's
          Independent Trustees.

     (8) MIA will provide the Trust's Board no less frequently than quarterly with information about MIA's profitability for each Fund. The information will reflect the impact on profitability of the hiring or termination of subadvisers during the quarter.

     (9) Whenever a subadviser to a particular Fund is hired or terminated, MIA will provide the Trust's Board with information showing the expected impact on MIA's profitability.

     (10) MIA will provide general management services to the Trust and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, and, subject to review and approval by the Trust's Board, will: (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend subadvisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among multiple subadvisers; (d) monitor and evaluate the performance of subadvisers; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the relevant Fund's investment objectives, policies, and restrictions.

     (11) No trustee or officer of the Trust or MIA will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such Trustee or officer) any interest in a subadviser except for: (a) ownership of interests in MIA or any entity that controls, is controlled by, or is under common control with MIA; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with a subadviser.

     (12) Each Fund will disclose in its registration statement the (i) aggregate fees paid to MIA and any Affiliated Subadvisers; (ii) aggregate fees paid to subadvisers other than Affiliated Subadvisers.

EVALUATION BY THE BOARD OF TRUSTEES
         On March 9, 1998, the Board of Trustees met and discussed the proposal and based upon its review, the Board of Trustees concluded that it is reasonable, fair and in the best interests of the Funds and their shareholders that MIA have the ability to hire and terminate subadvisers and modify subadvisory agreements without shareholder approval.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL TWO.

                                 PROPOSAL THREE
                           APPROVAL OR DISAPPROVAL OF
                     A NEW INVESTMENT SUBADVISORY AGREEMENT
       (NOTE: ONLY SHAREHOLDERS OF CORPORATE BOND FUND VOTE ON PROPOSAL 3)

         Shareholders of Corporate Bond Fund (the "Fund") are being asked to approve the New Investment Subadvisory Agreement (the "American General Agreement") between the Trust and American General Investment Management, L.P. ("American General") so that American General may continue to serve as the Fund's investment subadviser. Conseco Capital Management, Inc. ("Conseco"), which is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, served as investment subadviser to the Fund pursuant to an Investment Subadvisory Agreement dated March 13, 1998 among the Trust, Forum Investment Advisors, LLC and Conseco (the "Conseco Agreement"). The Conseco Agreement was unanimously approved by the Trust's Board at a meeting held on March 9, 1998 and by the written consent dated March 10, 1998 of the initial shareholder of the Fund in lieu of a shareholders' meeting. It was last renewed at the Trust's annual Board meeting on February 29, 2000.
         Conseco served as the Fund's subadviser until December 31, 2000. On January 1, 2001, American General replaced Conseco as the Fund's subadviser under an interim subadvisory agreement (the "Interim American General Agreement") that is substantially similar to the Conseco Agreement. Fund shareholders are now being asked to approve the American General Agreement for American General to continue to serve as the Fund's subadviser. The American General Agreement was unanimously approved by the Trust's Board at a meeting held on November 6, 2000. The Trustees determined that it was in the best interests of the Fund not to renew the Conseco Agreement and to retain American General as the Fund's subadviser because of the unexpectedly high turnover rate of senior investment personnel at Conseco and poor recent performance.
         If the Fund's shareholders approve the American General Agreement, American General will continue to serve as the investment subadviser to the Fund. The form of an investment subadvisory agreement is attached as Exhibit B. The American General Agreement is identical in all material respects to the Conseco Agreement, including the subadvisory fees to be charged to the Fund. The Board recommends that shareholders of the Fund approve the American General Agreement.
         If the American General Agreement is approved by the Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the American General Agreement or interested persons of any such party (other than as Trustees of the Trust).

DISCUSSION OF THE AMERICAN GENERAL AGREEMENT AND THE CONSECO AGREEMENT
         Under the terms of the American General Agreement, American General will manage the investment and reinvestment of the assets of the Fund. American General will be responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers will be determined by research and trading services provided along with the best execution available for the client. Commissions will be also used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. American General will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. American General will also furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. The terms of the American General Agreement are substantially identical to those of the Conseco Agreement.
         As provided in the Trust Instrument of the Trust, a subadviser's employment must be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. Under its agreement with the Trust, the investment adviser is responsible for communicating performance targets and evaluations to a subadviser, supervising a subadviser's compliance with the Fund's investment objectives and policies, as well as authorizing a subadviser to engage in certain investment techniques for the Fund. In addition, the investment adviser recommends to the Board whether an agreement with a subadviser should be renewed, modified or terminated. The investment adviser also may from time to time recommend that the Trust replace one or more or appoint additional subadvisers, depending on the investment adviser's assessment of what combination of subadvisers it believes will optimize the Fund's chances of achieving its investment objective. In the event that a subadviser ceased to provide investment advisory services for the Fund, the investment adviser would recommend to the Board a similarly qualified person to replace the subadviser, but would not manage the Fund's portfolio.
         The American General Agreement provides that American General shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the Agreement does not protect American General against any liability to the Trust to which American General would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The American General Agreement is terminable without penalty by the Board, by a vote of a majority of the voting securities of the Fund (as defined by the 1940 Act) or the investment adviser on 60 days' written notice to American General, or by American General on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment.
         The terms of the American General Agreement obligate American General to manage the Fund in accordance with applicable laws and regulations. The provision of investment advisory services by American General to the Fund is not exclusive under the terms of the American General Agreement. American General is free to and does render investment advisory services to others. See "Information About American General" below.

SUBADVISORY FEES
         Under the Conseco Agreement, Conseco received a subadvisory fee at an annual rate of 0.20% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2000, the Fund paid Conseco $223,783.41 in subadvisory fees under the Conseco Agreement. In addition, Conseco waived $25,562.07. Excluding the waivers, the subadvisory fee for the Fund was $249,354.48. Under the Interim American General Agreement, American General receives from the Fund a subadvisory fee at the annual rate of 0.20% of the average daily net assets of the Fund. Under the American General Agreement, American General would receive from the Fund a subadvisory fee at the same annual rate of 0.20% of the average daily net assets of the Fund. American General has agreed to waive a portion of its subadvisory fees for the fiscal year ending December 31, 2001 so that its net fee will not be greater than 0.13%. If Conseco had agreed to waive its net fee to 0.13%, then its fee for the fiscal year ended December 31, 2000 would have been $162,074.56.

INFORMATION ABOUT AMERICAN GENERAL

     American General's general partner is America General Investment Management Corporation, 2929 Allen Parkway, Houston, Texas 77019 ("AGIMC"). AGIMC is an indirect wholly-owned subsidiary of American General Corporation ("AGC"), 2929 Allen Parkway, Houston, Texas 77019. The Principal Executive Officer and President of American General is Richard W. Scott. He is located at 2929 Allen Parkway, Houston, Texas 77019. Mr. Scott received his B.A. and J.D. from Duke University in Durham, North Carolina. Mr. Scott is the Vice Chairman of American General, the Vice President and Chief Investment Officer of VALIC, d/b/a American General Advisers and the Vice Chairman, Group Executive of Investment Management for AGC. Prior to February 1998, Mr. Scott was the Vice Chairman, General Counsel and Chief Investment Officer of Western National Corp. in Houston, Texas. Previously, while at Western National Corp., Mr. Scott was President, Principal Executive Officer and Trustee of A.G. Series Trust. Prior thereto, Mr. Scott was a partner with Vinson & Elkins, L.L.P. This position terminated on December 23, 1999 when the Trust was merged into another American General mutual fund. During the Trust's last fiscal year prior to the merger, none of the Trustees engaged in a purchase or sale of the securities of American General or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

     American  General is  the  investment subadviser  to  the  NAF  VPS2  North
American - AG Core Bond Fund ("NAF VPS2 Fund"), which has an investment objective similar to that of the Fund. As of March 31, 2001, the assets of the NAF VPS2 Fund are approximately $27.4 million. American General Advisers, the investment adviser to the NAF VPS2 Fund, receives an annual advisory fee equal to 0.50% of the fund's average daily net assets, a portion of which is paid by American General Advisers to American General in its capacity as subadviser. During the fiscal year ended August 31, 2000, American General received subadvisory fees totaling $13,058 for its services to the NAF VPS2 Fund. American General has been managing mutual funds since August 1998.
     On March 11, 2001, AGC entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, AGC will become a wholly-owned indirect subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to approval by AGC and Prudential plc shareholders, regulatory approval and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America. On April 3, 2001, AGC received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.

EVALUATION BY THE BOARD OF TRUSTEES
         On November 6, 2000, the Board met and discussed the Proposal and its possible effect on the Trust, the Fund and their shareholders and evaluated the American General Agreement. Prior to this meeting, the Board had been reviewing and analyzing on a quarterly basis Conseco's performance as compared with other investment managers of similar style. The Board's review showed that Conseco had consistently failed to perform favorably in comparison with these other similar managers. Based upon Conseco's under-performance and its recent employee turnover, the Board decided that it was in the best interests of the shareholders of the Fund to change subadvisers. The Board decided on American General based upon a number of factors including its strong past performance and the qualifications and background of its portfolio managers.
         In addition, and as aforementioned, the subadvisory fees to be paid to American General will be the same as those paid to Conseco. The Board concluded that the American General Agreement is reasonable, fair and in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the American General Agreement and voted to recommend its approval to the Fund's shareholders.


THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL THREE.


OTHER BUSINESS
         Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

DISTRIBUTOR AND ADMINISTRATOR
         Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101 is the Distributor for each Fund. Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 is the administrator for each Fund.

AFFILIATED BROKERAGE

         Neither MIA nor the Subadvisers for the Funds effect brokerage transactions through affiliates of MIA, the Subadvisers or the Funds (or affiliates of such persons).

SUBMISSION OF SHAREHOLDER PROPOSALS.
         It is anticipated that, following the Meeting, the Funds will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, D. Blaine Riggle, in care of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

                                        By Order of the Board of Trustees,

                                        /s/ D. Blaine Riggle

                                        D. Blaine Riggle
                                        Secretary

                                    EXHIBIT A

                                     FORM OF
                                 MEMORIAL FUNDS
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of the 1st day of January, 2001, by and between Memorial Funds, a Delaware business trust with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and Memorial Investment Advisors, Inc., a Delaware corporation, with its principal office and place of business at 5847 San Felipe, Suite 875, Houston, TX 77057 ("Adviser").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series; and

         WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each, a "Fund" and collectively, the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

         (b) In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust's Trust Instrument (as amended from time to time, "Organic Documents"); (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"); (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"); (iv) each plan of distribution or similar document adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Trust ("Service Plan"); and (v) all procedures adopted by the Trust with respect to the Funds (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Funds; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

         (c) The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

         SECTION 2.  DUTIES OF THE TRUST

         In order for the Adviser to perform the services required by this Agreement, the Trust (i) shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required and

(ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

         SECTION 3.  DUTIES OF THE ADVISER

         (a) The Adviser shall make all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (b) The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

         (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

         (d) The Adviser will report to the Board all material matters related to the Adviser. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

         (e) The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

         (f) The Adviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

         (g) The Adviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

         (h) The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

         (i) The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 4.  COMPENSATION; EXPENSES

         (a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

         (b) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act;

         (c) To the extent the Board determines that a Fund should invest a portion of its assets directly in portfolio securities, rather than in a portfolio of Core Trust (Delaware) or other portfolio, with respect to those assets the Fund will pay the Adviser the same fee that the portfolio was paying its adviser (the fees of each portfolio will be disclosed in the proxy statement and prospectus).

         (d) The Trust shall be responsible for and assumes the obligation for payment of all of its expenses, including: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes and brokerage fees and commissions; (v) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust's independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds transmission expenses;
(xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust's Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of reproduction, stationery, supplies and postage; (xvi) fees and expenses of the Trust's Trustees and officers; (xvii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xviii) costs of Board, Board committee, and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration fees and related expenses; and (xxi) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

         SECTION 5.  STANDARD OF CARE

         (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

         SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund.

         (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Adviser or (ii) by the Adviser on sixty (60) days' written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

         SECTION 7.  ACTIVITIES OF THE ADVISER

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 8.  REPRESENTATIONS OF ADVISER

         The Adviser represents and warrants to the Trust that:

         (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

         (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

         (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

         (d) It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         SECTION 9.  SUBADVISERS

         At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

         SECTION 10.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

         SECTION 11.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

         (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

         (c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

         (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

         (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (f) This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

         (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

         (k) No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser's obligations under this Agreement.

         (l)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities,"   "interested   person,"   "affiliated   person,"   "control"   and
"assignment" shall have the meanings ascribed thereto in the 1940 Act.

         (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.


                                        MEMORIAL FUNDS


                                         By:__________________
                                         Thomas G. Sheehan
                                         Vice President



                                        MEMORIAL INVESTMENT ADVISORS, INC.


                                         By:___________________
                                         Christopher W. Hamm
                                         President

                                 MEMORIAL FUNDS
                          INVESTMENT ADVISORY AGREEMENT

                                   APPENDIX A


                                           FEE AS A % OF THE ANNUAL
FUNDS OF THE TRUST                         AVERAGE DAILY NET ASSETS OF THE FUND


Government Bond Fund                       0.XX
Corporate Bond Fund                        0.XX
Value Equity Fund                          0.XX
Growth Equity Fund                         0.XX





                                    MEMORIAL FUNDS


                                     By:__________________
                                     Thomas G. Sheehan
                                     Vice President



                                    MEMORIAL INVESTMENT ADVISORS, INC.


                                     By:___________________
                                     Christopher W. Hamm
                                     President

                                    EXHIBIT B

                                     FORM OF
                                 MEMORIAL FUNDS
                              SUBADVISORY AGREEMENT

         AGREEMENT made as of the ___ day of ______, 2001, by and among Memorial Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), Memorial Investment Advisors, Inc., a Delaware corporation, with its principal office and place of business at 5847 San Felipe, Suite 875 Houston, Texas 77057 (the "Adviser"), and [Subadviser], with its principal office and place of business at [address] (the "Subadviser").

         WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the [date] ("Advisory Agreement") with the Trust;

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

         WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Schedule A hereto (each, a "Fund" and, collectively, the "Funds");

         WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

         (b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument, (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (I.E., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

         (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

         SECTION 2.  DUTIES OF THE TRUST AND ADVISER

         (a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

         (b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

         SECTION 3.  DUTIES OF THE SUBADVISER

         (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Trust Instrument and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

         (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

         (d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

         (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

         (f) The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

         (g) The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

         (h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Subadviser agrees to notify the Trust and Adviser of any significant changes in its partnership structure that would modify any of party's rights under this Agreement.

         (i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

         SECTION 4.  COMPENSATION; EXPENSES

         (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

         (b) The Subadviser may agree to waive all or part of its fees by separate agreement.

         (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 5.  STANDARD OF CARE

         (a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

         (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

         (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

         SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

         (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

         SECTION 7.  ACTIVITIES OF THE SUBADVISER

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 8.  REPRESENTATIONS OF SUBADVISER.

         The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act,
(ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

         SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

         SECTION 10.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

         (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

         (c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

         (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

         (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (i) Any notices given by the Trust, Adviser or Subadviser shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered personally or sent by fax, or two days after being deposited in the U.S. mail if sent to the following address:

         To the Trust:                      Memorial Funds
                                            Attn: Vice President
                                            Two Portland Square
                                            Portland, Maine  04101
                                            Facsimile: 207-879-8913

         To the Adviser:                    Memorial Investment Advisors, Inc.
                                            Attn: President
                                            5847 San Felipe, Suite 875
                                            Houston, Texas  77057
                                            Facsimile: 713-243-9035

         To Subadviser:                     [Insert contact information]

         (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

         (k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

         (l)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities",   "interested   person",   "affiliated   person,"   "control"   and
"assignment" shall have the meanings ascribed thereto in the 1940 Act.

         (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        MEMORIAL FUNDS

                                        /s/ Thomas G. Sheehan

                                        Thomas G. Sheehan
                                        Vice President

                                        MEMORIAL INVESTMENT ADVISORS, INC.

                                        /s/ Christopher W. Hamm

                                        Christopher W. Hamm
                                        President

                                        [SUBADVISER]



                                        Name:
                                        Office:

                                     FORM OF
                                 MEMORIAL FUNDS
                              SUBADVISORY AGREEMENT


                                   Appendix A


                                          PERCENTAGE OF THE AVERAGE ANNUAL DAILY
FUNDS OF THE TRUST                        NET ASSETS OF THE  FUND REPRESENTED BY
                                          SHARES  OWNED BY  INVESTORS  FOR WHICH
                                          SUBADVISER PROVIDES  SERVICES PURSUANT
                                                 TO THIS AGREEMENT
Fund Name                                              .XX%*

                                 MEMORIAL FUNDS


                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints D. Blaine Riggle, Thomas G. Sheehan and David I. Goldstein (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Corporate Bond Fund, Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund"), four series of Memorial Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, on May 25, 2001, at 10:00 a.m. (Eastern Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposals. The Board of Trustees recommends voting FOR the Proposals.

PROPOSAL 1:
(NOTE:  SHAREHOLDERS OF ALL FUNDS VOTE ON PROPOSAL 1)

To approve a new Investment Advisory Agreement between the Trust and Memorial Investment Advisors, Inc.

        FOR _____               AGAINST _____           ABSTAIN _____

PROPOSAL 2:
(NOTE: SHAREHOLDERS OF ALL FUNDS VOTE ON PROPOSAL 2)

To approve a new Investment policy for each Fund to permit Memorial Investment Advisors, Inc. to hire and terminate subadvisers and modify subadvisory agreement without shareholder approval.

        FOR _____               AGAINST _____           ABSTAIN _____

PROPOSAL 3:
(NOTE: ONLY SHAREHOLDERS OF CORPORATE BOND FUND, VOTE ON PROPOSAL3)

To approve a new Investment Subadvisory Agreement between the Trust and American General Investment Management, L.P.;

        FOR _____               AGAINST _____           ABSTAIN _____

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on May 25, 2001. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

  ---------------------------------------------------------     ----------------
  Authorized Signature                                                Date

  ---------------------------------------------------------
  Printed Name (and Title if Applicable)

  ---------------------------------------------------------     ----------------
  Authorized Signature (Joint Investor or Second Signatory)           Date

  ---------------------------------------------------------
  Printed Name (and Title if Applicable)

[Logo]FORUM
FINANCIAL GROUP            PORTLAND  SEATTLE  WARSAW  BERMUDA

                                     May 1, 2001

VIA EDGAR

Securities and Exchange Commission
Office of Document Control
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Memorial Funds
         File Nos. 811-8529; 333-41461

Ladies and Gentlemen:

         On behalf of Corporate Bond Fund, Government Bond Fund, Growth Equity Fund and Value Equity Fund (collectively the "Funds"), four portfolios of Memorial Funds (the "Trust"), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), are definitive proxy materials to be used in connection with the special meeting of shareholders of the Trust expected to be held on May 25, 2001. No fee is required per Exchange Act Rule 14a-6(i)(2) of Schedule 14A.

          The purpose of the meeting is for the Funds' shareholders to vote on the following proposals:

          1. To approve a new Investment Advisory Agreement between the Funds and Memorial Investment Advisors, Inc. ("MIA"); and

          2. To approve a new policy for the Funds permitting MIA to hire and terminate subadvisers and modify subadvisory agreements without shareholder approval;

          3. To approve a new Subadvisory Agreement between the Trust and American General Investment Management, L.P. with respect to the Corporate Bond Fund; and

          4. To transact such other business as may properly come before the meeting.

          Please contact the undersigned at (207) 822-6670 if you have any comments or questions concerning this filing.

                                        Very truly yours,

                                        /s/  D. Blaine Riggle
                                        D. Blaine Riggle
                                        Counsel
cc:    John Ganley
         Securities and Exchange Commission
       Anthony C.J. Nuland, Esquire
         Seward & Kissel LLP

TWO PORTLAND SQUARE
PORTLAND, MAINE 04101
TEL: 207-879-1900
FAX: 207-879-6050
WWW.FORUM-FINANCIAL.COM